                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21496

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                      Date of fiscal year end: November 30

                     Date of reporting period: May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                   SEMI-ANNUAL
                                     REPORT

                            FOR THE SIX MONTHS ENDED
                                   MAY 31,2010

                                    (GRAPHIC)

                              MACQUARIE/FIRST TRUST
                             GLOBAL INFRASTRUCTURE/
                              UTILITIES DIVIDEND &
                                   INCOME FUND

(MACQUARIE LOGO)               (FOUR CORNERS LOGO)            (FIRST TRUST LOGO)
                               CAPITAL MANAGEMENT

TABLE OF CONTENTS

        MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND &
                                INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                   MAY 31,2010

Shareholder Letter ........................................................    1
At A Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    9
Statement of Assets and Liabilities .......................................   15
Statement of Operations ...................................................   16
Statements of Changes in Net Assets .......................................   17
Statement of Cash Flows ...................................................   18
Financial Highlights ......................................................   19
Notes to Financial Statements .............................................   20
Additional Information ....................................................   28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

     This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("Macquarie" or "MCIM") and/or Four Corners Capital Management, LLC ("Four Corners") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

     Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund" or "MFD") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of First Trust and/or MCIM and/or Four Corners and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

     There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

     Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

     This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

     By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

     It is important to keep in mind that the opinions expressed by personnel of MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the Statement of Additional Information, this report and other Fund regulatory filings.

     MCIM, FOUR CORNERS AND THE FUND ARE NOT DEPOSIT TAKING INSTITUTIONS FOR THE PURPOSES OF THE BANKING ACT OF 1959 (COMMONWEALTH OF AUSTRALIA) AND THEIR OBLIGATIONS DO NOT REPRESENT DEPOSITS OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542. MACQUARIE BANK LIMITED DOES NOT GUARANTEE OR OTHERWISE PROVIDE ASSURANCE IN RESPECT OF THE OBLIGATIONS OF MCIM, FOUR CORNERS OR THE FUND.

SHAREHOLDER LETTER

        MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND &
                                INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                   MAY 31,2010

Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. The past eighteen months have been challenging, but successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the six month period covered by this report. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors who are seeking long-term financial success. You may want to talk to your advisor about the other investments we offer that might fit your financial plan.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of Macquarie/First Trust Global
Infrastructure/Utilities Dividend & Income Fund

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND "AT A GLANCE"
AS OF MAY 31, 2010 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                           MFD
Common Share Price                                                 $      10.65
Common Share Net Asset Value ("NAV")                               $      12.89
Premium (Discount) to NAV                                                (17.38)%
Net Assets Applicable to Common Shares                             $117,042,042
Current Quarterly Distribution per Common Share (1)                $     0.1500
Current Annualized Distribution per Common Share                   $     0.6000
Current Distribution Rate on Closing Common Share Price (2)                5.63%
Current Distribution Rate on NAV (2)                                       4.65%

                COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

           Common Share Price    NAV
           ------------------   -----
5/31/09          9.75           12.26
6/5/09           10.22          12.21
6/12/09          10.4           12.51
6/19/09          10.01          12.23
6/26/09          10.13          12.33
7/2/09           9.96           12.21
7/10/09          9.7            11.93
7/17/09          10.21          12.58
7/24/09          10.61          12.92
7/31/09          10.58          13.07
8/7/09           10.78          13.01
8/14/09          10.76          13.02
8/21/09          10.67          13.01
8/28/09          10.7           13.17
9/4/09           10.72          13.12
9/11/09          11.12          13.57
9/18/09          11.72          13.88
9/25/09          11.52          13.64
10/2/09          11.41          13.52
10/9/09          11.9           13.96
10/16/09         11.86          14.1
10/23/09         11.93          14.18
10/30/09         11.15          13.63
11/6/09          11.45          13.99
11/13/09         11.72          14.36
11/20/09         11.58          14.21
11/27/09         11.65          14.25
12/4/09          11.97          14.53
12/11/09         11.98          14.54
12/18/09         12.07          14.57
12/24/09         12.4           14.89
12/31/09         12.39          15.02
1/8/10           12.73          15.47
1/15/10          12.94          15.27
1/22/10          12.28          14.77
1/29/10          11.88          14.47
2/5/10           11.73          14.1
2/12/10          12.05          14.36
2/19/10          12.29          14.63
2/26/10          12.33          14.62
3/5/10           12.79          15.04
3/12/10          12.91          15.17
3/19/10          12.73          15.01
3/26/10          12.62          14.9
4/1/10           12.8           15.33
4/9/10           12.94          15.53
4/16/10          12.93          15.42
4/23/10          12.89          15.34
4/30/10          12.33          14.81
5/7/10           11.07          13.43
5/14/10          11.4           13.63
5/21/10          10.45          12.77
5/31/10          10.65          12.89

PERFORMANCE

                                                                        Average Annual Total Return
                                                                       ----------------------------
                                                                                        Inception
                                       6 Months Ended   1 Year Ended   5 Years Ended    (3/25/2004)
                                          5/31/2010       5/31/2010      5/31/2010     to 5/31/2010
                                       --------------   ------------   -------------   ------------
Fund Performance (3)
NAV                                        -7.90%          10.76%          0.55%           5.20%
Market Value                               -6.84%          15.07%         -0.95%           1.24%
Index Performance
S&P 500 Utilities Total Return Index       -1.37%          12.31%          2.85%           6.83%

                                     % OF TOTAL
TOP 10 HOLDINGS                      INVESTMENTS
---------------                      -----------
Spark Infrastructure Group               5.1%
Severn Trent plc                         4.5
Atlantia SpA                             4.3
Transurban Group                         4.2
Abertis Infraesturcturas S.A.            3.7
Red Electrica Corp. S.A.                 3.6
GDF Suez                                 3.3
Enterprise Products Partners, L.P.       2.8
Magellan Midstream Partners, L.P.        2.7
PG&E Corp.                               2.5
                                        ----
   Total                                36.7%
                                        ====

                                     % OF TOTAL
COUNTRY                              INVESTMENTS
-------                              -----------
United States(5)                        41.2
Australia                               16.7
Spain                                    8.5
Canada                                   8.5
United Kingdom                           7.8
France                                   6.5
Italy                                    5.4
Germany                                  3.3
Japan                                    1.1
Switzerland                              1.0
                                       -----
   Total                               100.0%
                                       =====

                                     % OF TOTAL
INDUSTRY CLASSIFICATION(4)           INVESTMENTS
--------------------------           -----------
Transportation Infrastructure           21.2%
Electric Utilities                      13.7
Gas Utilities                           13.2
Multi-Utilities                         12.1
Water Utilities                          4.5
Power Generation                         2.4
Oil, Gas & Consumable Fuels              2.3
Energy Equipment & Services              2.1
Diversified Consumer Services            0.9
Construction & Engineering               0.9
                                        ----
   Total                                73.3%
                                        ====

(1) Most recent distribution paid or declared through 5/31/2010. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2010. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Represents the industry classification breakdown for the Core Component of the Fund's portfolio, which includes Common Stock, Master Limited Partnerships, Canadian Income Trust securities and Rights. It excludes the Senior Loan Component of the Fund's portfolio, which industry classifications are disclosed in the Portfolio of Investments and makes up the remaining 26.7% of the Fund's portfolio.

(5) The percentage of United States securities includes 26.7% of Senior Floating-Rate Loan interests.

                              PORTFOLIO COMMENTARY

                                  SUB-ADVISORS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") are the Sub-Advisors of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund"). Both MCIM and Four Corners operate within the Macquarie Funds Group ("MFG") and are wholly-owned, indirect subsidiaries of Macquarie Group Limited ("Macquarie").

The Fund's Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates, managed approximately $1.7 billion of assets as of May 31, 2010, in MFG's Global Infrastructure Securities portfolios, which includes the Fund.

The Fund's Senior Loan Component, which consists of senior secured floating-rate corporate loans ("Senior Loans"), is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned, indirect subsidiary of Macquarie in 2008. Four Corners managed over $2.1 billion of assets as of May 31, 2010, with an emphasis on Senior Loans.

Macquarie Group is a global provider of banking, financial, advisory, investment and funds management services. Macquarie Funds Group, with approximately $200 billion in funds under management (as of May 31, 2010) is the global investment management business of Macquarie. Macquarie Funds Group offers a diverse range of products including managed funds, funds-based structured products, hedge funds and fund of funds.

                            PORTFOLIO MANAGEMENT TEAM

Mr. Jon Fitch announced his retirement from Macquarie Group and resigned as Co-Portfolio Manager of MFD's Core Component, effective May 31, 2010. Thus, Mr. Andrew Maple-Brown became sole Portfolio Manager of MFD's Core Component as of June 1, 2010. Mr. Maple-Brown continues to be supported by Macquarie Funds Group's Infrastructure Securities team, which is one of the largest and most experienced investment teams specializing in the listed infrastructure sector.

MFD's current portfolio management team is as follows:

ANDREW MAPLE-BROWN
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT (SOLE PORTFOLIO MANAGER EFFECTIVE JUNE 1, 2010)
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Maple-Brown joined the MFG investment team in Sydney, Australia, in 2007 as a Portfolio Manager, relocated to New York in August 2009, and assumed direct responsibilities for the management of the team's North America-based portfolios (including MFD) at that time. Mr. Maple-Brown joined Macquarie Group in August 2001 in the Debt Markets area, where his focus was primarily on infrastructure transactions, and particularly public-private partnerships. Prior to Macquarie, Mr. Maple-Brown spent over four years at Lend Lease in its Project Finance group. In his roles at Lend Lease and Macquarie Debt Markets, Mr. Maple-Brown has had in excess of ten years experience in financing infrastructure and structured property transactions. Mr. Maple-Brown has a Bachelor of Engineering (1st Class Hons, Mechanical) and a Bachelor of Commerce from the University of Sydney and a Masters of Applied Finance from Macquarie University.

JON FITCH
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT (RESIGNATION EFFECTIVE MAY 31,2010) SENIOR PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Fitch has been active in the analysis of infrastructure and utilities stocks since 1997 and has over 21 years of business experience encompassing business management, equity analysis, strategic consulting and banking. In addition to MFD, Mr. Fitch is also the portfolio manager of 14 other funds (including another U.S. closed-end fund) that invest in global infrastructure securities with similar investment objectives. From 1997 to 2000, Mr. Fitch led the equity research coverage of the infrastructure and utilities sector in Australia for Macquarie Securities Limited ("MSL"), a wholly-owned subsidiary of Macquarie Group. From 2001 to 2003, Mr. Fitch was located in Hong Kong, where he was responsible for establishing a Hong Kong-based equity research team and research coverage for a number of Asian infrastructure and utility companies. Mr. Fitch returned to Australia in mid-2003, where he was responsible for coverage of Australian utilities and energy stocks for MSL. In February 2004, Mr. Fitch was named Chief Investment Officer of the Fund's investment team. Mr. Fitch has a Bachelor of Commerce in Marketing from the University of New South Wales, a Masters of Business in Accounting and Finance from the University of Technology Sydney and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. Mr. Fitch is also a Fellow of the Financial Services Institute of Australasia.

ROBERT I. BERNSTEIN, CFA
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
CHIEF INVESTMENT OFFICER, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Bernstein is responsible for managing Four Corners'investment activities. He has over 18 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Prior to joining Four Corners, Mr. Bernstein was a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He holds a Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

DREW R. SWEENEY
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
SENIOR VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Sweeney's responsibilities include co-portfolio management of the Four Corners' retail funds as well as coverage of the media and entertainment, cable and satellite industries. Mr. Sweeney has 15 years of investment experience including 12 years in senior secured loans and high-yield bonds. Mr. Sweeney joined Four Corners in 2005 from American Express Asset Management Group, Inc. where he was primarily responsible for managing investments of senior secured loans and high-yield bonds in the gaming, lodging, leisure, homebuilding, and building product sectors. Prior to joining American Express, Mr. Sweeney worked at Four Corners and ING Capital Advisors LLC managing investments of senior secured loans in the media sector. Previously, Mr. Sweeney was an Associate at First Union Securities in the Financial Sponsors and Diversified Industries Groups. Mr. Sweeney received an MBA from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a BS from Rutgers University.

                                   COMMENTARY

INVESTMENT OBJECTIVE

The investment objective of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund") is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership and/or operation of infrastructure and utility assets and are expected to offer reasonably predictable income and attractive yields. The Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends.

Under normal market conditions, MFD seeks to invest more than 50% of the Fund's total assets outside the United States. These investments focus on developed economies. MCIM believes that international diversity has two major benefits for investors:

     1. It offers investors exposure to the fundamentals of different economies, thereby affording an alternative to U.S.-domiciled investments; and

     2. By investing in carefully selected developed economies, MFD is expected to provide investors with exposure to a much broader range of infrastructure/utility businesses.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The performance of the Fund for the six-month period ended May 31, 2010 was set against the backdrop of global equity markets pulling back in the latter half of the period following a year-long rally that had started in early March 2009. Global markets declined largely on concerns about the strength and sustainability of the global economic recovery in the face of sovereign debt concerns in several European economies. Over the period covered by this report, global equity markets were relatively flat overall in local currency terms.

PERFORMANCE ANALYSIS - CORE COMPONENT

As shown in the performance table of this report, MFD's Net Asset Value ("NAV") total return for the period was negative and underperformed the S&P 500 Utilities Total Return Index ("Index"). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a broad frame of reference.

In our view, there were three factors driving the Core Component's contribution to the Fund's negative NAV total return during the period:

     - the rise of the U.S. Dollar against several major currencies, particularly the Euro, had a negative effect as the Fund has a large majority of its investments outside the United States and was not currency hedged during the period(1);

     - many European infrastructure equities pulled back alongside the European equity markets due to sovereign debt concerns across the region; and

     - outside of Europe, there were a number of notable stocks in the regulated and user demand sectors which contributed to or detracted from performance.

These factors are discussed in further detail below.

RESURGENCE OF THE U.S. DOLLAR

As the Fund was not hedged for currency during the period(1), the dominant contributor to the Fund's negative return was the sharp rise of the U.S. Dollar during the period, particularly against the troubled Euro.

Against the U.S. Dollar over the period, the Euro, British Pound, and Australian Dollar depreciated by 18%, 12%, and 8%, respectively, while the Canadian Dollar slightly appreciated by 1%. These four currencies represented approximately 55% of the Fund's security positions at the period's end.

While currencies have the potential for short-term volatility, we believe that investors in a global equity portfolio, such as in the Fund's Core Component, often seek the diversification to their overall portfolios provided by foreign currency exposure.

EUROPEAN MARKET WEAKNESS

While clouds of volcanic ash from Iceland's Eyjafjallajokull volcano grounded over 100,000 flights to and within much of Europe over almost a week in April, it was the cloud of uncertainty over the continent (particularly Greece, Spain, Portugal, Ireland, and Italy) that weighed most heavily on global markets for much of the period. Ratings agencies cut Greece's debt rating to sub-investment grade and lowered Portugal and Spain's ratings as well, adding to fears that a European debt problem could slow the European and global recoveries.

European equity markets underperformed given these negative developments. Infrastructure equities were not immune from this weakness despite continued positive news at the operational level at many of these companies. The larger negative returns (in local currency terms) among the Fund's holdings were in Southern Europe: toll road operator Abertis Infraestructuras and electricity transmission company Red Electrica in Spain and Italian toll road operator Atlantia. German and French stocks posted mixed returns, in local currency terms. These holdings were among the Fund's largest stock detractors from absolute performance in U.S. Dollar terms.

----------
(1) See Note 8 - Subsequent Events in the Notes to Financial Statements regarding certain Fund investment strategy changes, including the Fund's ability in the future to enter into currency hedges for defensive purposes.

With approximately 23% of the Fund (at period-end) invested in stocks listed on exchanges in the Eurozone, we have been monitoring developments very closely. The Fund has had no exposure to Greece or Portugal. We have updated our valuation models to reflect what we expect will generally be lower economic growth and interest rates for a longer period. Offsetting the negative impact of fiscal consolidation upon economic growth, we believe the weaker Euro will have somewhat of a positive impact on certain infrastructure companies with exposure to European exports, such as Hamburger Hafen und Logistik, a German seaport owner and operator in the city of Hamburg.

Consistent with the essential service nature of infrastructure and thus their typically resilient demand through the economic cycle, we do not expect the operations and earnings of most of our infrastructure companies to be materially adversely affected by the European sovereign debt crisis. Indeed, our main focus has been on identifying opportunities where we believe the fall in share price is exaggerated relative to the impact on our forecast earnings. For example, the stock of Abertis Infraestructuras fell around 18% over the period on concern about Spain, but we estimate this company is only around 25% exposed to the Spanish economy. In our view, it was oversold, which created an attractive buying opportunity.

Over the period, the Fund's overall weighting in Eurozone countries was reduced from over 29% to 23% at period end. We have selectively rotated among stocks where relative valuations have changed because of the somewhat undifferentiated selling in some European equity markets. It is in situations such as this that we believe investors who are focused on the fundamentals and able to filter out the short-term noise can lay the foundations for potential future outperformance.

OTHER NOTABLE FUND STOCK CONTRIBUTORS AND DETRACTORS

The major sector contributors to the Fund's return for the period were Gas Utilities, Airports within Transportation Infrastructure and Water Utilities. The major sector detractor was Toll Roads. On a country level, the major positive contributor was the United States, while Australia and Spain were the largest detractors.

While the Gas Utilities sector was not immune to the broad market weakness late in the period, the strong fundamentals of the sector remain intact in our view. U.S.-listed Master Limited Partnerships ("MLPs") that own pipeline and associated energy infrastructure assets make up over half of the Fund's investment in the Gas Utilities sector. These holdings outperformed the broader Infrastructure sector over the period. Company announcements among the MLP holdings throughout the period continued to reflect sound operational performance and a favorable outlook. We continue to believe that the pipeline stocks held by the Fund have conservative management, limited exposure to volume and commodity price risk and offer relatively predictable earnings, sound balance sheets, defensive and very predictable cash flows, attractive yields and good growth prospects. Enterprise Products Partners LP and Magellan Midstream Partners LP were among the Fund's top stock contributors for the period.

On a local currency level, the Airports subsector within Transportation Infrastructure also performed well, with generally positive earnings and underlying passenger traffic data. Airline industry body IATA (whose members represent over 90% of the world's international air traffic) reported that demand continues to improve further. In the first quarter of 2010, international air travel was up an annualized 9% and air freight was up 26%. IATA also reported that international economy class travel was back to pre-crisis levels following a strong increase in the March quarter. Among the stronger performers were Fraport in Germany, Zurich Airport in Switzerland.

The Water Utilities sector performed well due to the Fund's UK holdings. The regulated UK water companies accepted the final determination for regulated water and waste water tariffs for the period 2010 through 2015. The acceptance, together with the announced capital structure policies, were well received by the market. Late in the period, Severn Trent reported a good earnings result. It also benefited from a higher than expected UK inflation number. The market understands that inflation protection is one of the attractive characteristics of the UK water companies, as the regulator permits them to pass inflation through to customers by way of higher tariffs and thus revenue.

The Toll Roads subsector within Transportation Infrastructure was affected by the general weakness in Spanish and Italian markets, and Australian toll road operator Transurban, which weakened after the company rejected a takeover offer from three institutional investors. After Transurban's rejection, one of the bidders exited the register and the stock settled back closer to pre-takeover offer levels.

Among the top stock contributors was U.S.-based electricity transmission company ITC Holdings ("ITC"). It benefited from a study by the Midwest Independent Transmission System Operator that showed high voltage transmission is needed to integrate renewable energy, consistent with ITC's proposed $11 billion (USD) transmission line called the Green Power Express. ITC also raised its 2009/2010 earnings guidance on higher than previously expected project completion. Northland Power Income Fund also made a strong contribution. It benefited from the fourth quarter of 2009 and full year results that were ahead of expectations. The company was also awarded a contract to build a natural gas-fired plant backed by a 20-year agreement for 100% of the output.

PORTFOLIO COMPOSITION

As of May 31, 2010, the Fund's Core Component held positions in 35 global infrastructure stocks, representing 10 countries and 10 Infrastructure sectors.

During the period, the Fund's weightings in Transportation Infrastructure, Electric Utilities, Gas Utilities, and Water Utilities were reduced and the weightings in Multi-Utilities was increased.

PERFORMANCE ANALYSIS - SENIOR LOAN COMPONENT

The Senior Loan Component is intended to help provide the Fund with a stable, floating-rate income stream over the Fund's floating-rate leverage cost. As floating-rate debt instruments whose interest rates are set at a credit spread (the risk premium) over short-term interest rates, Senior Loans provide income that tends to rise and fall as short-term rates fluctuate, with an approximate 60-to-90-day lag.

After the S&P LSTA Leveraged Loan Index ("Index") posted its worst return in history in 2008 (down 29.0%), the Index had a remarkable recovery and finished 2009 with the best return in Senior Loan market history (up 51.6%). The recovery has extended into 2010, with Index returns up 3.8% through May, 2010 and up over 61.9% since the lows of December, 2008. For the Fund's last six months ended May 31, 2010, Index returns were up 6.8%.

Technical conditions have remained strong for most of 2010. Strong high-yield bond issuance has been used to repay Senior Loans, and these repayments have only been slightly offset by Senior Loan new issuance. The net result has been a 14% reduction in the amount of outstanding Senior Loans from their peak on December 31, 2008 ($596.1 million)(2). As of March 26, 2010, the amount of outstanding Senior Loans stood at $513 billion. In addition to reduced supply, 2010 has also witnessed increased demand as retail investors search for low duration alternatives.

Along with continuing strong technical conditions, fundamental conditions have been improving in 2010. The default rate, as measured by number of Senior Loan issuers, has more than halved from its peak in November, 2009 of 10.8% to 4.6% at the end of May 2010(3).

Notwithstanding the strong technical and improving fundamental conditions in the Senior Loan market, we believe that broad-based macroeconomic concerns weigh on global markets as fiscal imbalances come into focus, unemployment remains stubbornly high, real estate remains weak and the European sovereign debt crisis looms large in the minds of investors still reeling from the U.S. credit crisis. Additionally, the correlation of the loan market with broader risk markets has increased, and the market return fell over 2.0% in May 2010 as concern surrounding the European debt crisis and the "flash crash" that occurred in the U.S. equity markets spilled into the Senior Loan market.

LEVERAGE

While the global equity markets were down over the six months ending May 31, 2010, the senior loan component was up 3.8% during the same period. The Fund's leverage is match funded with senior loans and therefore the impact of leverage was positive to MFD's performance. Leverage was also a contributor to performance for the previous six-month period ending November 30, 2009.

PERFORMANCE RELATIVE TO THE INDEX

The S&P 500 Utilities Total Return Index ("Index") is a broad barometer of the performance of utility stocks (not including all infrastructure industries) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and Senior Loans.

In our view, the Fund underperformed the Index due to (1) its underweight position in Electric Utilities, (2) the underweight to the stronger U.S. dollar, and (3) the overweight position in Transportation Infrastructure securities, which are not represented in the more narrowly focused Index.

----------
(2)  Standard & Poor's Leveraged Commentary & Data. Leveraged Lending Review
     1Q10.

(3) Standard & Poor's Leveraged Commentary & Data News. Default rate continues to fall in May, beating recent expectations, June 1, 2010.

DISTRIBUTIONS

During the six-month period covered by this report, the Fund announced two regularly scheduled quarterly distributions totaling $0.30 per share. The distributions at this level have allowed the Fund to preserve capital by aligning the distributions with the Fund's current earnings level.

MARKET AND FUND OUTLOOK

The global economic recovery continues to develop, with growth led by Asia followed by the United States, while Europe lags. Uncertainty over the European sovereign debt and fiscal situation remains and markets are likely to remain vigilant and looking for signs that policy makers can make significant progress.

We believe that many of the Fund's holdings have organic growth opportunities through investments that we expect will provide attractive returns and enhance earnings over time. Furthermore, the Infrastructure sector on an operational level has generally continued to perform strongly over the period. Overall, we continue to see resilient infrastructure earnings. Combined with these factors, the equity market sell-off toward the end of the period created a number of attractive investment opportunities for the Fund, with such businesses well positioned in the current uncertain environment.

In our view, the Fund holds strategically well positioned, high-quality infrastructure stocks and is well balanced with holdings in both the user demand and regulated/contracted sectors.

We believe that the Fund provides U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a)
MAY 31, 2010 (UNAUDITED)

SHARES                            DESCRIPTION                           VALUE
------      ------------------------------------------------------   -----------
COMMON STOCKS - 80.0%
            AUSTRALIA - 22.4%
1,834,283   Asciano Group (b) (c) (d) ............................   $ 2,460,822
1,665,193   Australian Infrastructure Fund (b) (c) ...............     2,363,367
1,968,630   Intoll Group (c) .....................................     1,721,562
  734,721   MAP Group (b) (c) ....................................     1,710,415
4,848,062   SP AusNet (b) (c) ....................................     3,469,145
8,274,839   Spark Infrastructure Group (b) (c) (e) ...............     7,942,052
1,795,231   Transurban Group (b) (c) .............................     6,611,757
                                                                     -----------
                                                                      26,279,120
                                                                     -----------
            CANADA - 4.0%
   73,339   Enbridge, Inc. (b) ...................................     3,293,426
   42,174   TransCanada Corp. (b) ................................     1,398,997
                                                                     -----------
                                                                       4,692,423
                                                                     -----------
            FRANCE - 8.8%
   20,898   Aeroports de Paris (b) (c) ...........................     1,419,979
   49,534   Electricte de France (b) (c) .........................     2,168,606
  169,828   GDF Suez (b) (c) .....................................     5,253,473
   32,610   Vinci S.A. (b) (c) ...................................     1,455,112
                                                                     -----------
                                                                      10,297,170
                                                                     -----------
            GERMANY - 4.5%
   81,735   E. On AG (b) (c) .....................................     2,476,684
   87,621   Hamburger Hafen Und Logistik AG (b) (c) ..............     2,772,102
                                                                     -----------
                                                                       5,248,786
                                                                     -----------
            ITALY - 7.2%
  363,818   Atlantia SpA (b) (c) .................................     6,715,641
  467,217   Terna SpA (b) (c) ....................................     1,743,157
                                                                     -----------
                                                                       8,458,798
                                                                     -----------
            JAPAN - 1.4%
  386,000   Tokyo Gas Co. Ltd. (c) ...............................     1,684,394
                                                                     -----------
            SPAIN - 11.2%
  405,011   Abertis Infraestructuras S.A. (b) (c) ................     5,761,245
  105,210   Enagas S.A. (b) (c) ..................................     1,707,986
  142,609   Red Electrica Corp. S.A. (b) (c) .....................     5,594,805
                                                                     -----------
                                                                      13,064,036
                                                                     -----------
            SWITZERLAND - 1.3%
    5,220   Flughafen Zuerich AG (b) (c) .........................     1,497,957
                                                                     -----------
            UNITED KINGDOM - 10.4%
  253,355   National Grid plc ....................................     1,829,386
  208,415   Scottish and Southern Energy plc (b) (c) .............     3,152,442
  414,432   Severn Trent plc (b) (c) .............................     7,137,846
                                                                     -----------
                                                                      12,119,674
                                                                     -----------

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2010 (UNAUDITED)

SHARES                            DESCRIPTION                           VALUE
------      ------------------------------------------------------   -----------
COMMON STOCKS - (CONTINUED)
            UNITED STATES - 8.8%
   54,316   ITC Holdings Corp. (b) ...............................   $ 2,862,996
   93,900   PG&E Corp. (b) .......................................     3,896,850
   44,088   SemGroup Corp., Class A (b) (c) (d) ..................     1,238,873
  117,300   Spectra Energy Corp. (b) .............................     2,347,173
                                                                     -----------
                                                                      10,345,892
                                                                     -----------
            TOTAL COMMON STOCKS
            (Cost $104,001,200) ..................................    93,688,250
                                                                     -----------

SHARES/
UNITS                             DESCRIPTION                           VALUE
-------     ------------------------------------------------------   -----------
MASTER LIMITED PARTNERSHIPS - 10.7%
            UNITED STATES - 10.7%
   86,016   Energy Transfer Partners, L.P. (b) ...................     3,793,306
  131,150   Enterprise Products Partners, L.P. (b) ...............     4,406,640
   98,281   Magellan Midstream Partners, L.P. (b) ................     4,302,742
                                                                     -----------
            TOTAL MASTER LIMITED PARTNERSHIPS
            (Cost $9,987,402) ....................................    12,502,688
                                                                     -----------
CANADIAN INCOME TRUSTS - 7.4%
  327,110   Consumers' Waterheater Income Fund (b) ...............     1,485,733
  299,997   Northland Power Income Fund (b) ......................     3,728,583
  206,949   Pembina Pipeline Income Fund (b) .....................     3,427,519
                                                                     -----------
            TOTAL CANADIAN INCOME TRUSTS
            (Cost $7,118,453) ....................................     8,641,835
                                                                     -----------
RIGHTS - 0.3%
            SPAIN - 0.2%
  381,392   Abertis Infraestructuras S.A., expires 6/07/10 (d) ...       275,666
                                                                     -----------
            UNITED KINGDOM - 0.1%
   62,066   National Grid plc, expires 6/11/10 (d) ...............       123,192
                                                                     -----------
            TOTAL RIGHTS
            (Cost $0) ............................................       398,858
                                                                     -----------

PRINCIPAL                                                  RATINGS (F)                     STATED
VALUE                        DESCRIPTION                   MOODY'S S&P     RATE (G)     MATURITY (H)       VALUE
---------    -------------------------------------------   -----------   ------------   ------------   ------------
SENIOR FLOATING-RATE LOAN INTERESTS - 35.9%
             CABLE & SATELLITE - 4.1%
$1,488,608   Charter Communications Operating, LLC,
                Incremental Term Loan B-2 ..............    Ba2    BB+     7.25%          03/06/14        1,488,375

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2010 (UNAUDITED)

PRINCIPAL                                                  RATINGS (F)                     STATED
VALUE                        DESCRIPTION                   MOODY'S S&P     RATE (G)     MATURITY (H)       VALUE
---------    -------------------------------------------   -----------   ------------   ------------   ------------
SENIOR FLOATING-RATE LOAN INTERESTS - (CONTINUED)
             CABLE & SATELLITE - (CONTINUED)
$  500,000   Charter Communications Operating, LLC,
                Term Loan C ............................    Ba2   BB+      3.55%          09/06/16     $    465,447
 1,488,372   CSC Holdings, Inc.,
                Term Loan B-2, Extended Maturity .......   Baa3   BBB-     2.09%          03/29/16        1,461,209
   500,000   CSC Holdings, Inc.,
                Term Loan B-3, Extended Maturity .......   Baa3   BBB-     2.09%          03/29/16          490,090
   675,856   UPC Broadband Holdings B.V., Term Loan T ..    Ba3   B+       3.93%          12/31/16          652,764
   324,144   UPC Broadband Holdings B.V., Term Loan X ..    Ba3   B+       2.18%          12/31/17          310,773
                                                                                                       ------------
                                                                                                          4,868,658
                                                                                                       ------------
             ELECTRIC UTILITIES - 9.4%
 2,362,041   Astoria Generating Co.,
                Acquisitions, LLC, Term Loan B .........    B1    BB-    2.01% - 2.03%    02/23/12        2,252,206
 2,266,757   Calpine Corp.,
                First Priority Term Loan ...............    B1    B+       3.17%          03/29/14        2,125,794
   319,848   Covanta Energy Corp.,
                Synthetic Letter of Credit .............    Ba1   BB       1.79%          02/09/14          305,988
   630,200   Covanta Energy Corp.,
                Term Loan ..............................    Ba1   BB     1.81% - 1.94%    02/09/14          602,892
 1,000,000   Mirant North America, LLC, Revolving Credit
                Facility ...............................    Ba2   BB       2.10%          01/14/12          940,000
   816,465   Mirant North America, LLC, Term Loan ......    Ba2   BB       2.10%          01/03/13          791,388
 2,025,275   NRG Energy, Inc., Synthetic Letter of
                Credit .................................   Baa3   BB+      2.04%          02/01/13        1,942,883
   527,627   NRG Energy, Inc., Term Loan ...............   Baa3   BB+    2.04% - 2.10%    02/01/13          506,162
 1,007,806   Riverside Energy Center, LLC, Term Loan ...    Ba3   BB-      4.59%          06/24/11        1,002,767
    99,979   Rocky Mountain Energy Center, LLC, Letter
                of Credit ..............................    Ba3   BB-      4.69%          06/24/11           99,479
   392,215   Rocky Mountain Energy Center, LLC,Term
                Loan ...................................    Ba3   BB-      4.59%          06/24/11          390,254
                                                                                                       ------------
                                                                                                         10,959,813
                                                                                                       ------------
             ENVIRONMENTAL & FACILITIES SERVICES - 1.7%
    18,020   EnergySolutions, LLC, Synthetic Letter of
                Credit .................................    Ba2   NR (i)   4.10%          06/07/13           17,615
 1,641,509   EnergySolutions, LLC,
                Synthetic Letter of Credit, Add-On .....    Ba2   NR (i)   4.10%          08/09/13        1,604,576
   115,633   EnergySolutions, LLC, Term Loan
                (Duratek) ..............................    Ba2   NR (i)   4.03%          06/07/13          113,031
   217,087   EnergySolutions, LLC, Term Loan
                (EnergySolutions) ......................    Ba2   NR (i)   4.03%          06/07/13          212,203
                                                                                                       ------------
                                                                                                          1,947,425
                                                                                                       ------------

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2010 (UNAUDITED)

PRINCIPAL                                                  RATINGS (F)                     STATED
VALUE                        DESCRIPTION                   MOODY'S S&P     RATE (G)     MATURITY (H)       VALUE
---------    -------------------------------------------   -----------   ------------   ------------   ------------
SENIOR FLOATING-RATE LOAN INTERESTS - (CONTINUED)
             GAS UTILITIES - 0.7%
$  817,303   Atlas Pipeline Partners, L.P., Term Loan ..    B1      B      6.75%          07/27/14     $    811,854
                                                                                                       ------------
             HEALTH CARE FACILITIES - 4.5%
   469,758   HCA Inc., Term Loan B .....................    Ba3    BB      2.54%          11/18/13          443,921
 1,626,573   HCA Inc., Term Loan B-2 ...................    Ba3    BB      3.54%          03/31/17        1,572,185
   795,000   Health Management Associates Inc., Term
                Loan B .................................    B1     BB-     2.04%          02/28/14          745,643
   945,840   Lifepoint Hospitals Inc., Term Loan B .....    Ba1    BB      2.13%          04/15/12          914,706
 1,673,948   Select Medical Corp., Term Loan B-1 .......    Ba2    BB-     4.23%          08/22/14        1,616,755
                                                                                                       ------------
                                                                                                          5,293,210
                                                                                                       ------------
             HEALTH CARE SERVICES - 1.6%
    95,851   CHS/Community Health Systems, Inc.,
                Delayed Draw Term Loan .................    Ba3    BB      2.79%          07/25/14           89,609
 1,871,778   CHS/Community Health Systems, Inc.,
                Term Loan ..............................    Ba3    BB    2.60% - 2.79%    07/25/14        1,749,879
                                                                                                       ------------
                                                                                                          1,839,488
                                                                                                       ------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 5.0%
   792,748   Bicent Power, LLC, Term Loan First Lien ...    B1     BB-     2.30%          06/30/14          714,133
    63,395   Coleto Creek Power, L.P., Synthetic Letter
                of Credit ..............................    B1     B+      3.04%          06/28/13           57,689
   815,747   Coleto Creek Power, L.P., Term Loan, First
                Lien ...................................    B1     B+    3.04% - 3.10%    06/28/13          742,330
 1,462,837   Dynegy Holdings Inc., Synthetic Letter of
                Credit .................................    Ba2    B+      4.11%          04/02/13        1,391,524
    37,163   Dynegy Holdings Inc., Term Loan B .........    Ba2    B+      2.56%          04/02/13           35,351
   933,333   Longview Power, LLC, Delayed Draw Term
                Loan ...................................    B2     BB-     2.56%          02/28/14          822,500
   266,667   Longview Power, LLC, Synthetic Letter of
                Credit .................................    B2     BB-     2.56%          02/28/14          235,000
   800,000   Longview Power, LLC, Term Loan B ..........    B2     BB-     2.56%          02/28/14          705,000
 1,496,164   Texas Competitive Electric Holdings Co.,
                LLC, Initial Term Loan B3 ..............    B1     B+    3.79% - 3.80%    10/10/14        1,142,695
                                                                                                       ------------
                                                                                                          5,846,222
                                                                                                       ------------
             MANAGED HEALTH CARE - 4.0%
   703,311   IASIS Healthcare Corp., Delayed Draw Term
                Loan ...................................    Ba2    B+      2.35%          03/15/14          662,871

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2010 (UNAUDITED)

PRINCIPAL                                                  RATINGS (F)                     STATED
VALUE                        DESCRIPTION                   MOODY'S S&P     RATE (G)     MATURITY (H)       VALUE
---------    -------------------------------------------   -----------   ------------   ------------   ------------
SENIOR FLOATING-RATE LOAN INTERESTS - (CONTINUED)
             MANAGED HEALTH CARE - (CONTINUED)
$  190,890   IASIS Healthcare Corp., Synthetic Letter of
                Credit .................................    Ba2    B+      2.35%          03/15/14     $    179,914
 2,032,169   IASIS Healthcare Corp., Term Loan .........    Ba2    B+      2.35%          03/15/14        1,915,319
 2,000,000   Vanguard Health Systems Inc., Term
                Loan B .................................    Ba2    B+      5.00%          01/29/16        1,973,000
                                                                                                       ------------
                                                                                                          4,731,104
                                                                                                       ------------
             MULTI-UTILITIES - 1.6%
 2,000,000   KGEN, LLC, Synthetic Letter of Credit .....    B1     BB-     2.06%          02/08/14        1,880,000
                                                                                                       ------------
             OIL & GAS EQUIPMENT & SERVICES - 0.1%
   120,331   Targa Resources, Inc., Term Loan ..........    Ba3    B+      6.00%          07/05/16          120,090
                                                                                                       ------------
             OIL & GAS EXPLORATION & PRODUCTION - 0.6%
   376,170   SemCrude, L.P., Prefunded Synthetic
                Letter of Credit .......................    NR     NR      8.50%          11/30/12          371,155
    19,799   SemCrude, L.P., Prefunded Synthetic
                Letter of Credit (OID) .................    NR     NR      8.50%          11/30/12           19,534
   346,889   SemCrude, L.P., Term Loan, Second Lien ....    NR     NR      9.00% (j)      11/30/16          349,491
                                                                                                       ------------
                                                                                                            740,180
                                                                                                       ------------
             OIL & GAS STORAGE & TRANSPORTATION - 1.7%
 1,000,000   Energy Transfer Equity, L.P., Term
                Loan B .................................    Ba2    BB-     2.09%          11/01/12          978,571
 1,000,000   Enterprise GP Holdings, L.P. Term Loan B ..    Ba2    BB-     2.55%          11/08/14          970,000
                                                                                                       ------------
                                                                                                          1,948,571
                                                                                                       ------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.9%
 1,057,562   Windstream Corp., Term Loan B2 ............   Baa3    BB+     3.06%          12/17/15        1,038,790
                                                                                                       ------------
             TOTAL SENIOR FLOATING-RATE LOAN INTERESTS
             (Cost $43,459,189) ........................                                                 42,025,405
                                                                                                       ------------
             TOTAL INVESTMENTS - 134.3%
             (Cost $164,566,244) (k) ...................                                                157,257,036
             OUTSTANDING LOAN - (38.0)% ................                                                (44,500,000)
             NET OTHER ASSETS AND LIABILITIES - 3.7% ...                                                  4,285,006
                                                                                                       ------------
             NET ASSETS - 100.0% .......................                                               $117,042,042
                                                                                                       ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All or a portion of this security is available to serve as collateral on the outstanding loan.

(c) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(d)  Non-income producing security.

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31,2010 (UNAUDITED)

(e) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (see Note 2F - Restricted Securities in the Notes to Financial Statements).

(f) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

(g) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate.

(h) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(i) This Senior Loan Interest was privately-rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

(j) Interest for the period commencing on November 30, 2009 and ending on December 31, 2011 shall be payable, at the Borrowers' option, (i) in cash at a rate per annum equal to 9% ("Cash Interest") or (ii) in Payment-in-Kind interest at a rate per annum equal to 11%, and, commencing on January 1, 2012, shall be payable as Cash Interest.

(k) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,295,950 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $14,605,158.

NR   Not Rated

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                           LEVEL 2        LEVEL 3
                                               TOTAL        LEVEL 1      SIGNIFICANT    SIGNIFICANT
                                             VALUE AT        QUOTED      OBSERVABLE    UNOBSERVABLE
                                             5/31/2010       PRICES       INPUTS**        INPUTS
                                           ------------   -----------   ------------   ------------
Common Stocks:
   Australia ...........................   $ 26,279,120   $        --   $ 26,279,120        $--
   Canada ..............................      4,692,423     4,692,423             --         --
   France ..............................     10,297,170            --     10,297,170         --
   Germany .............................      5,248,786            --      5,248,786         --
   Italy ...............................      8,458,798            --      8,458,798         --
   Japan ...............................      1,684,394            --      1,684,394         --
   Spain ...............................     13,064,036            --     13,064,036         --
   Switzerland .........................      1,497,957            --      1,497,957         --
   United Kingdom ......................     12,119,674     1,829,386     10,290,288         --
   United States .......................     10,345,892     9,107,019      1,238,873         --
                                           ------------   -----------   ------------        ---
      Total Common Stock ...............     93,688,250    15,628,828     78,059,422
                                           ------------   -----------   ------------        ---
Master Limited Partnerships * ..........     12,502,688    12,502,688             --         --
Canadian Income Trusts .................      8,641,835     8,641,835             --         --
Rights * ...............................        398,858       398,858             --
Senior Floating-Rate Loan Interests * ..     42,025,405            --     42,025,405         --
                                           ------------   -----------   ------------        ---
Total Investments ......................   $157,257,036   $37,172,209   $120,084,827        $--
                                           ============   ===========   ============        ===

*    See the Portfolio of Investments for country or industry breakout.

** A significant number of foreign securities were fair valued as of May 31, 2010 due to significant market movement in the U.S. subsequent to the closing of the foreign markets.

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF ASSETS AND LIABILITIES
MAY 31,2010 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $164,566,244) ........................................................................   $ 157,257,036
Cash ..........................................................................................       4,338,386
Prepaid expenses ..............................................................................          18,161
Receivables:
   Investment securities sold .................................................................       4,264,680
   Dividends ..................................................................................       1,301,462
   Interest ...................................................................................         173,724
                                                                                                  -------------
      Total Assets ............................................................................     167,353,449
                                                                                                  -------------
LIABILITIES:
Outstanding loan ..............................................................................      44,500,000
Payables:
   Investment securities purchased ............................................................       5,233,497
   Investment advisory fees (includes Sub-Advisory fees of $262,213) ..........................         437,022
   Legal fees .................................................................................          32,235
   Audit and tax fees .........................................................................          31,622
   Printing fees ..............................................................................          25,213
   Custodian fees .............................................................................          17,959
   Administrative fees ........................................................................          13,306
   Interest and fees on loan ..................................................................          10,154
   Trustees' fees and expenses ................................................................           6,395
   Transfer agent fees ........................................................................           4,004
                                                                                                  -------------
      Total Liabilities .......................................................................      50,311,407
                                                                                                  -------------
NET ASSETS ....................................................................................   $ 117,042,042
                                                                                                  =============
NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................   $ 168,468,234
Par value .....................................................................................          90,780
Accumulated net investment income (loss) ......................................................      (1,911,791)
Accumulated net realized gain (loss) on investments and foreign currency transactions .........     (42,295,835)
Net unrealized appreciation (depreciation) on investments and foreign currency translation ....      (7,309,346)
                                                                                                  -------------
NET ASSETS ....................................................................................   $ 117,042,042
                                                                                                  =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..........................   $       12.89
                                                                                                  =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) ...       9,077,963
                                                                                                  =============

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31,2010 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $303,486) ...............   $  2,868,767
Interest .............................................................        813,778
Other ................................................................         32,506
                                                                         ------------
   Total investment income ...........................................      3,715,051
                                                                         ------------
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $513,728) ....        856,213
Interest and fees on loan ............................................        428,358
Administrative fees ..................................................         81,340
Custodian fees .......................................................         66,943
Printing fees ........................................................         40,827
Legal fees ...........................................................         37,872
Trustees' fees and expenses ..........................................         19,450
Audit and tax fees ...................................................         18,422
Transfer agent fees ..................................................         17,096
Other ................................................................         35,639
                                                                         ------------
   Total expenses ....................................................      1,602,160
                                                                         ------------
NET INVESTMENT INCOME (LOSS) .........................................      2,112,891
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments .......................................................       (162,366)
   Foreign currency transactions .....................................       (155,666)
                                                                         ------------
Net realized gain (loss) .............................................       (318,032)
                                                                         ------------
Net change in unrealized appreciation (depreciation) on:
   Investments .......................................................    (12,218,134)
   Foreign currency translation ......................................       (145,796)
                                                                         ------------
Net change in unrealized appreciation (depreciation) .................    (12,363,930)
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ..............................    (12,681,962)
                                                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......   $(10,569,071)
                                                                         ============

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                   ENDED          YEAR
                                                                                 5/31/2010        ENDED
                                                                                (UNAUDITED)    11/30/2009
                                                                               ------------   ------------
OPERATIONS:
Net investment income (loss) ...............................................   $  2,112,891   $  4,140,047
Net realized gain (loss) ...................................................       (318,032)   (20,265,525)
Net change in unrealized appreciation (depreciation) .......................    (12,363,930)    48,126,849
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from operations ............    (10,569,071)    32,001,371
                                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ......................................................     (2,723,389)      (957,151)
Return of capital ..........................................................             --     (4,489,627)
                                                                               ------------   ------------
Total distributions to shareholders ........................................     (2,723,389)    (5,446,778)
                                                                               ------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested .....................................             --             --
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from capital transactions ..             --             --
                                                                               ------------   ------------
Total increase (decrease) in net assets ....................................    (13,292,460)    26,554,593
NET ASSETS:
Beginning of period ........................................................    130,334,502    103,779,909
                                                                               ------------   ------------
End of period ..............................................................   $117,042,042   $130,334,502
                                                                               ============   ============
Accumulated net investment income (loss) at end of period ..................   $ (1,911,791)  $ (1,301,293)
                                                                               ============   ============
CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period .......................................      9,077,963      9,077,963
Common Shares issued as reinvestment under the Dividend Reinvestment Plan ..             --             --
                                                                               ------------   ------------
Common Shares at end of period .............................................      9,077,963      9,077,963
                                                                               ============   ============

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31,2010 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ................   $(10,569,071)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
   Purchases of investments ....................................................    (76,414,639)
   Sales, maturities and paydowns of investments ...............................     68,542,262
   Net amortization/accretion of premium/discount on investments ...............       (231,707)
   Net realized gain/loss on investments .......................................        162,366
   Net change in unrealized appreciation (depreciation) on investments .........     12,218,134
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in dividends receivable (a) ........................................         29,100
   Increase in interest receivable .............................................        (41,098)
   Decrease in prepaid expenses ................................................         81,070
   Increase in interest and fees on loan payable ...............................          2,279
   Increase in investment advisory fees payable ................................         34,913
   Decrease in audit and tax fees payable ......................................        (29,578)
   Increase in legal fees payable ..............................................         17,194
   Decrease in printing fees payable ...........................................         (8,224)
   Increase in transfer agent fees payable .....................................          1,266
   Increase in administrative fees payable .....................................            426
   Decrease in custodian fees payable ..........................................         (6,065)
   Decrease in Trustees' fees and expenses payable .............................           (316)
   Decrease in other liabilities ...............................................         (3,231)
                                                                                   ------------
CASH USED IN OPERATING ACTIVITIES ..............................................                  $(6,214,919)
                                                                                                  -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to Common Shareholders from net investment income ................     (4,085,084)
Issuances of loan ..............................................................      8,600,000
                                                                                   ------------
CASH PROVIDED BY FINANCING ACTIVITIES ..........................................                    4,514,916
                                                                                                  -----------
Decrease in cash ...............................................................                   (1,700,003)
Cash at beginning of period ....................................................                    6,038,389
                                                                                                  -----------
CASH AT END OF PERIOD ..........................................................                  $ 4,338,386
                                                                                                  ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees ..............................                  $   337,313
                                                                                                  ===========

----------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of ($145,796).

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   SIX MONTHS
                                                     ENDED        YEAR       YEAR       YEAR      SIX MONTHS      YEAR      YEAR
                                                   5/31/2010      ENDED      ENDED      ENDED        ENDED       ENDED     ENDED
                                                  (UNAUDITED)  11/30/2009 11/30/2008 11/30/2007 11/30/2006 (a) 5/31/2006 5/31/2005
                                                  -----------  ---------- ---------- ---------- -------------- --------- ---------
Net asset value,
   beginning of period ........................   $  14.36      $  11.43  $  25.03    $  25.99   $  24.04      $  23.43  $  19.24
                                                  --------      --------  --------    --------   --------      --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................       0.23          0.46      1.33        1.33       0.90          1.61      1.23
Net realized and unrealized
   gain (loss) ................................      (1.40)         3.07    (13.23)       4.25       3.39          1.28      4.65
                                                  --------      --------  --------    --------   --------      --------  --------
Total from investment operations ..............      (1.17)         3.53    (11.90)       5.58       4.29          2.89      5.88
                                                  --------      --------  --------    --------   --------      --------  --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .........................      (0.30)        (0.11)    (0.93)      (2.11)     (0.66)        (1.65)    (1.69)
Net realized gain .............................         --            --     (0.73)      (4.43)     (1.68)        (0.63)       --
Return of capital .............................         --         (0.49)    (0.04)         --         --            --        --
                                                  --------      --------  --------    --------   --------      --------  --------
Total distributions ...........................      (0.30)        (0.60)    (1.70)      (6.54)     (2.34)        (2.28)    (1.69)
                                                  --------      --------  --------    --------   --------      --------  --------
Net asset value, end of period ................   $  12.89      $  14.36  $  11.43    $  25.03   $  25.99      $  24.04  $  23.43
                                                  ========      ========  ========    ========   ========      ========  ========
Market value, end of period ...................   $  10.65      $  11.73  $   8.60    $  23.78   $  23.93      $  21.04  $  20.87
                                                  ========      ========  ========    ========   ========      ========  ========
TOTAL RETURN BASED ON NET
   ASSET VALUE (b) (c) ........................      (7.90)%       33.75%   (48.98)%     21.87%     18.22%        13.50%    32.15%
                                                  ========      ========  ========    ========   ========      ========  ========
TOTAL RETURN BASED ON
   MARKET VALUE (b) ...........................      (6.84)%       45.08%   (59.56)%     25.75%     24.37%        11.52%    27.96%
                                                  ========      ========  ========    ========   ========      ========  ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........   $117,042      $130,335  $103,780    $225,548   $233,379      $215,861  $210,388
Ratio of total expenses to average
   net assets .................................       2.41%(d)      2.86%     3.72%       3.63%      3.97%(d)      3.59%     2.78%
Ratio of total expenses to average
   net assets, excluding interest
   expense and fees ...........................       1.77%(d)      1.92%     1.80%       1.73%      1.73%(d)      1.79%     1.78%
Ratio of net investment income
   to average net assets ......................       3.18%(d)      3.76%     6.44%       4.65%      6.94%(d)      6.73%     5.65%
Portfolio turnover rate .......................         43%           80%       23%         53%        14%           60%       43%
DEBT:
Loan outstanding (in 000's) ...................   $ 44,500      $ 35,900  $ 38,900    $ 84,000   $ 83,500      $ 83,000  $ 75,000
Asset coverage per $1,000 of
   indebtedness (e) ...........................   $  3,630      $  4,630  $  3,668    $  3,685   $  3,795      $  3,601  $  3,805

----------
(a)  The Fund's fiscal year end was changed from May 31 to November 30.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c) In 2008, the Fund received reimbursements from the investment sub-advisor in the amount of $332,025. If this reimbursement was not received, the NAV total return for the year ended November 30, 2008 would have been (49.16)%.

(d)  Annualized.

(e) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2010 (UNAUDITED)

                               1.FUND DESCRIPTION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                        2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ or the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2010 (UNAUDITED)

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Floating-Rate Loan interests ("Senior Loans") in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     - Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     - Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

          -    Quoted prices for similar securities in active markets.

          - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

          - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

          - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     - Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of May 31, 2010 is included with the Fund's Portfolio of Investments.

B. REPURCHASE AGREEMENTS:

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of May 31, 2010, the Fund had no open repurchase agreements.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2010 (UNAUDITED)

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Distributions received from the Fund's investments in Master Limited Partnerships ("MLP") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as dividend income.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At May 31, 2010, the Fund had no when-issued or delayed-delivery purchase commitments.

D. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. As of May 31, 2010, the Fund had no unfunded loan commitments.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund held restricted securities at May 31, 2010 as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued using market quotations according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

                             ACQUISITION                                                       % OF
SECURITY                        DATE         SHARES    PRICE   CARRYING COST      VALUE     NET ASSETS
--------                     -----------   ---------   -----   -------------   ----------   ----------
Spark Infrastructure Group     12/14/05    8,274,839   $0.96     $9,496,467    $7,942,052      6.79%
                                                                 ==========    ==========      ====

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. On December 11, 2006, the Fund's Board of Trustees adopted a level distribution plan for the Fund. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2010 (UNAUDITED)

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The character of distributions for tax reporting purposes will depend on the Fund's investment experience during the remainder of its fiscal year; however, based on information for the Fund's fiscal year through May 31, 2010, it is likely that the Fund's distributions will include a return of capital component for the Fund's fiscal year ending on November 30, 2010.

The tax character of distributions paid during the fiscal year ended November 30, 2009 was as follows:

Distributions paid from:
Ordinary Income .............................   $    957,151
Return of Capital ...........................      4,489,627

As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ...............   $         --
Net Unrealized Appreciation (Depreciation) ..      2,824,728
Accumulated Capital and Other Losses ........    (39,659,733)

H. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2009, the Fund elected to defer net realized capital losses of $3,403,327 and foreign currency losses of $64,319 incurred between November 1, 2009 and November 30, 2009.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2009, the Fund had a capital loss carryforward for federal income tax purposes of $36,192,087 expiring on November 30, 2017.

The Fund is subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2006, 2007, 2008 and 2009 remain open to federal and state audit. As of May 31, 2010, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund pays all expenses directly related to its operations.

J. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                             MAY 31,2010 (UNAUDITED)

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as average daily total assets (including the principal amount of any borrowings) minus the Fund's accrued liabilities (excluding the principal amount of any borrowings or indebtedness incurred).

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIM. If the Fund's Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. In addition, to the extent that MCIM invests a portion of the Core Component in unlisted securities ("Core Unlisted Instruments"), MCIM is entitled to receive a supplemental fee of 0.60% of that portion of the Fund's Total Assets invested in Core Unlisted Instruments. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"), serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of PNC, serves as the Fund's Custodian in accordance with certain fee arrangements.

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc. PFPC Trust Company will not change its name until a later date to be announced.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in First Trust Fund Complex and allocated equally among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2011, before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

For the six months ended May 31, 2010, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $6,779.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                             MAY 31,2010 (UNAUDITED)

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended May 31, 2010, were $80,129,433, and $71,406,977, respectively.

                                  5. BORROWINGS

The Fund has entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the "BNP Paribas Facility"), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $50,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP Paribas Prime Brokerage Inc. may not terminate the BNP Paribas Facility except upon 180 calendar days prior notice. The BNP Paribas Facility required an up front payment from the Fund equal to $200,000, which was amortized over a one year period ended May 11, 2010. The interest rate under the BNP Paribas Facility is equal to the 3-month LIBOR plus 145 basis points. In addition, under the BNP Paribas Facility, the Fund pays a commitment fee of 0.85% on the undrawn amount of the BNP Paribas Facility.

For the six months ended May 31, 2010, the daily average amount outstanding under the BNP Paribas Facility was $38,501,099. The high and low annual interest rates during the six months ended May 31, 2010 were 1.80% and 1.35%, respectively, and the weighted average interest rate was 1.68%. The interest rate at May 31, 2010 was 1.54%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or sub-advisors determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

INDUSTRY CONCENTRATION RISK: The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                             MAY 31,2010 (UNAUDITED)

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: Currency risk is the risk that the value of a non-U.S. investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency.

During the period covered by this report, the Fund did not reduce or hedge its exposure to non-U.S. currencies other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies and to hedge forward commitments. However, pursuant to a change in investment strategy to take effect on or about October 1, 2010, as more fully described in Note 8 below, the Fund will be authorized to hedge its exposure to non-U.S. currencies by entering into forward currency contracts or currency futures contracts ("DERIVATIVE INSTRUMENTS") to selectively hedge certain currencies for defensive purposes. Derivative Instruments subject the Fund to additional transaction costs and may be volatile and illiquid. There may also be imperfect correlation between the value of the Derivative Instrument and the underlying currency resulting in decreased effectiveness of the hedge. With over-the-counter derivatives, there is also the risk that the other party to the transaction will fail to perform.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                             MAY 31,2010 (UNAUDITED)

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally considered to be "high-yield" securities. High-yield securities or "junk" bonds, the generic name for securities rated below "BBB-" by one or more ratings agencies, should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that besides the subsequent events that have already been disclosed there was the following subsequent event:

CHANGE IN CERTAIN INVESTMENT STRATEGIES

On June 16, 2010, the Fund's Board of Trustees approved changes to certain of the Fund's investment strategies. The Fund's investment strategies are non-fundamental policies of the Fund and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. As such, effective on or about October 1, 2010, the following Fund investment strategy changes will become effective:

     - Across both the Fund's Core Component and the Fund's Senior Loan Component, no more than 50% (previously, no more than 40%) of the Fund's total assets may be invested in securities and instruments of U.S. infrastructure issuers at any one time. Within the Fund's Core Component, no more than 30% (previously, no more than 20%) of the infrastructure securities may consist of securities of U.S. infrastructure issuers at any time.

     - The Fund is authorized to enter into forward currency contracts or currency futures contracts to selectively hedge certain currencies for defensive purposes (previously, the Fund did not intend to reduce or hedge its exposure to non-U.S. currencies other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies and to hedge forward commitments).

ADDITIONAL INFORMATION

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                             MAY 31,2010 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710 in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                             MAY 31,2010 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 14, 2010. At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2013. The number of votes cast in favor of Mr. Bowen was 8,135,407, the number of votes against was 241,761 and the number of abstentions was 700,795. The number of votes cast in favor of Mr. Nielson was 8,131,455, the number of votes against was 245,713 and the number of abstentions was 700,795. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor"), the Investment Sub-Advisory Agreement (the "Macquarie Sub-Advisory Agreement") among the Fund, the Advisor and Macquarie Capital Investment Management LLC ("Macquarie") and the Investment Sub-Advisory Agreement (the "Four Corners Sub-Advisory Agreement" and together with the Macquarie Sub-Advisory Agreement, the "Sub-Advisory Agreements") among the Fund, the Advisor and Four Corners Capital Management, LLC ("Four Corners"), at a meeting held on March 21-22, 2010. Macquarie and Four Corners are each referred to herein as a "Sub-Advisor" and collectively as the "Sub-Advisors." The Sub-Advisory Agreements are referred to herein together with the Advisory Agreement as the "Agreements." The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from the Advisor and each of the Sub-Advisors in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisors (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisors and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisors; any fall-out benefits to the Advisor and the Sub-Advisors; and information on the Advisor's and the Sub-Advisors' compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisors. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and each Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                             MAY 31,2010 (UNAUDITED)

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisors under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisors. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisors' compliance with the 1940 Act and the Fund's investment objective and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2009. With respect to the Sub-Advisory Agreements, the Board received a presentation from representatives of both Macquarie and Four Corners discussing the services that each Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. The Board considered portfolio manager changes, including Macquarie's succession plan for the leadership of its Infrastructure Securities business (a Fund portfolio manager, the current head of Macquarie's Infrastructure Securities business, will be retiring in June 2010), and met with his successor. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisors under the Agreements have been and are expected to remain satisfactory and that each Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to two closed-end senior loan funds. The Board also considered information provided by the Sub-Advisors as to the fees they charge to other clients. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them; (ii) most peer funds do not employ an advisor/sub-advisor management structure; (iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; and (iv) many of the peer funds are larger than the Fund. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis, and had been enhanced to assess portfolio risk as well. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. The Board considered changes made to the Fund's leverage arrangements in 2009 as a result of market events and considered an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. Based on the information provided and the Board's ongoing review of the Fund's performance, the Board concluded that the Fund's performance, particularly over the long term, was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisors under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee reflects an appropriate level of sharing of any economies of scale at current asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                             MAY 31,2010 (UNAUDITED)

any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered that Macquarie's investment services expenses are generally fixed. The Board noted that Macquarie implemented a new portfolio management system in 2008 and a new performance measurement system and order management system in 2009 that Macquarie believes will help it better manage the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Macquarie, an unaffiliated third party. The Board also considered data provided by Macquarie as to its profitability with respect to the Fund. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Macquarie Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board considered the fall-out benefits realized by Macquarie from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements.

The Board considered that Four Corners' investment services expenses are primarily fixed, and that Four Corners had previously invested in personnel and systems and anticipated continued maintenance of efficient personnel and systems in support of the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Four Corners, an unaffiliated third party. The Board also considered data provided by Four Corners as to the profitability of the Four Corners Sub-Advisory Agreement to Four Corners, noting that the method used to allocate expenses was not a typical practice of Four Corners. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Four Corners Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board noted that Four Corners does not maintain any soft-dollar arrangements and that Four Corners indicated that it does not receive any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                       This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019

Four Corners Capital Management, LLC
555 South Flower Street, Suite 3300
Los Angeles, CA 90071

ADMINISTRATOR,
FUND ACCOUNTANT & TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicom Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)  Not applicable.

(b) Mr. Jon Fitch announced his retirement from Macquarie Group and resigned as Co-Portfolio Manager of MFD's Core Component, effective May 31, 2010. Mr. Andrew Maple-Brown, previously a Co-Portfolio Manager with Mr. Fitch, became sole Portfolio Manager of MFD's Core Component as of June 1, 2010. Robert I. Bernstein and Drew R. Sweeney remain the Co-Portfolio Managers of MFD's Senior Loan Component.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund


By (Signature and Title)* /s/ James A. Bowen
                          ----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date July 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date July 20, 2010


By (Signature and Title)* /s/ Mark R. Bradley
                          ----------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date July 20, 2010

* Print the name and title of each signing officer under his or her signature.